UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2023

SES AI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39845	88-0641865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SES AI Corporation

35 Cabot Road

Woburn, MA 01801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (339) 298-8750

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SES	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SES WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2023, Kent Helfrich informed SES AI Corporation (the “Company”) of his decision to resign from his position as a member of the Board of Directors (the “Board”), effective immediately.

Mr. Helfrich was nominated to serve on the Board by General Motors Ventures LLC (“GM Ventures”) as a Class II director pursuant to a Director Nomination Agreement that the Company entered into with GM Ventures dated as of July 12, 2021 (the “Director Nomination Agreement”). In tendering his resignation, Mr. Helfrich indicated that his departure was due to his retirement from General Motors Company and not due to any disagreement relating to the Company’s management, board of directors, operations, policies or practices. Pursuant to the Director Nomination Agreement, GM Ventures has the right to fill the vacancy created by Mr. Helfrich’s resignation, and GM Ventures designated Anirvan Coomer to fill such vacancy.

On November 2, 2023, the Board appointed Mr. Coomer to serve as a Class II director, effective immediately.

Mr. Coomer has not been appointed to serve on any committees of the Board and will not receive compensation for his service on the Board. Other than the Director Nomination Agreement, there are no arrangements or understandings between Mr. Coomer and any other person pursuant to which Mr. Coomer was selected as a director.

In connection with the appointment, the Company will enter into its standard form of director indemnification agreement with Mr. Coomer, the form of which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on February 8, 2022. Mr. Coomer is not a participant in any related party transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SES AI Corporation

Date: November 6, 2023	By:	/s/ Jing Nealis
	Name:	Jing Nealis
	Title:	Chief Financial Officer